Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED LOAN FUNDING AND
SERVICING AGREEMENT
(Fairway Finance Company Transaction with Patriot Capital Funding LLC I)
     THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of May 2, 2007 (this “Amendment”), is entered into by and among PATRIOT CAPITAL FUNDING LLC I, a Delaware limited liability company, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), PATRIOT CAPITAL FUNDING, INC., a Delaware corporation, as the servicer (together with its successors and assigns in such capacity, the “Servicer”), FAIRWAY FINANCE COMPANY, LLC, a Delaware limited liability company, as the conduit lender (together with its successors and assigns in such capacity, the “Conduit Lender”), BMO CAPITAL MARKETS CORP., (f/k/a Harris Nesbitt Corp.) a Delaware corporation (“BMO”), as the Agent (together with its successors and assigns in such capacity, the “Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”) and as the trustee (together with its successors and assigns in such capacity, the “Trustee”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).
R E C I T A L S
     WHEREAS, the parties hereto entered into that certain Amended and Restated Loan Funding and Servicing Agreement, dated as of September 18, 2006 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);
     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;
     NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     SECTION 1. AMENDMENTS.
     (a) Section 1.1 of the Agreement is hereby amended as follows:
          (1) Clause (c) of the definition of “Concentration Limits” is hereby amended to delete therefrom the reference to “$17,500,000” and to substitute therefor a reference to “$20,000,000”.
          (2) Clause (d) of the definition of “Concentration Limits” is hereby restated in its entirety as follows:

               “(d) [Reserved];”
          (3) Clause (e) of the definition of “Concentration Limits” is hereby restated in its entirety as follows:
               “(e) [Reserved];”
          (4) The definition of “Fee Letter” is hereby restated in its entirety as follows:
               ‘“Fee Letter”: The Second Amended and Restated Fee Letter, dated as of May 2, 2007, among the Borrower, the Servicer, the Conduit Lender and the Agent as such letter may be amended, supplemented, modified, waived or restated from time to time.’
          (5) The definition of “Required Equity Contribution” is hereby restated in its entirety as follows:
               ‘“Required Equity Contribution”: As of any date of determination prior to the Termination Date, an Equity Contribution in an amount equal to the greater of (x) $105,000,000 and (y) the sum of the Outstanding Loan Balances of Eligible Loans to the six Obligors representing the greatest portion of the Aggregate Outstanding Loan Balance.’
     SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.
     Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.
     SECTION 3. REPRESENTATIONS.
     Each of the Borrower and Servicer represents and warrants as of the date of this Amendment as follows:
     (i) it is duly incorporated or organized, as applicable, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as applicable;
     (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;
     (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;
     (iv) this Amendment has been duly executed and delivered by it;
     (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (vi) it is not in default under the Agreement; and
     (vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.
     SECTION 4. CONDITIONS TO EFFECTIVENESS.
     This Amendment shall become effective on the date on which each party hereto has delivered an executed signature page hereto to the Agent (such date, the “Effective Date”).
     SECTION 5. MISCELLANEOUS.
     (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.
     (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
     (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
     (f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PATRIOT CAPITAL FUNDING LLC I, as the
Borrower

By:

Name:

Title:

PATRIOT CAPITAL FUNDING, INC., as the
Servicer

By:

Name:

Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

FAIRWAY FINANCE COMPANY, LLC,
as the Conduit Lender

By:

Name:

Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

BMO CAPITAL MARKETS CORP., as the
Agent

By:

Name:

Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as the Backup Servicer and as the
Trustee

By:

Name:

Title: